UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

BNC BANCORP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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1226 Eastchester Drive

High Point, NC 27262

December 29, 2009

To our shareholders:

You are cordially invited to attend a special meeting of shareholders of BNC Bancorp (the “Company”) to be held on January 29, 2010, at 4:00 p.m. Eastern Time at the Company’s administrative office, located at 1226 Eastchester Drive, High Point, North Carolina.

The attached notice of special meeting of shareholders and proxy statement describe the formal business to be transacted at the special meeting. At the meeting, you will be asked to authorize the Company to issue shares of common stock in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635. We are seeking this approval in order to position the Company to be ready to raise capital in one or more non-public offerings on very short notice should an attractive business opportunity (such as an in-market, FDIC-assisted transaction or other growth opportunity) arise as a consequence of the market disruption caused by current economic conditions.

The vote required to approve this proposal is the affirmative vote of a majority of the total votes cast in person or by proxy and entitled to vote on the matter. Your attendance at the special meeting and your affirmative vote on this proposal is important, and we appreciate your continued support. Our directors and executive officers will be present at the special meeting to respond to any questions that you may have.

Even if you plan to attend the meeting in person, we encourage you to vote your shares ahead of time by using the enclosed proxy card. This will ensure that your voting preference will be represented at the meeting. If you attend the meeting and prefer to vote in person, you may do so. The attached proxy statement explains more about proxy voting and the proposal on which you will be voting. Please read it carefully.

We look forward to seeing you at the special meeting of shareholders on January 29, 2010.

Sincerely

W. Swope Montgomery, Jr.

President and Chief Executive Officer

PLEASE VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY

PURSUANT TO THE INSTRUCTIONS ON THE PROXY CARD

1226 Eastchester Drive

High Point, NC 27262

(336) 869-9200

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held on January 29, 2010

NOTICE IS HEREBY GIVEN that a special meeting of shareholders (the “Special Meeting”) of BNC Bancorp (the “Company”) will be held as follows:

Place:	BNC Bancorp Administrative Office
1226 Eastchester Drive
High Point, North Carolina

Date:	January 29, 2010

Time:	4:00 p.m., Eastern Time

The purpose of the Special Meeting is to seek shareholder approval to authorize the Company to issue shares of common stock in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635 (the “Proposal”).

In the event there are not sufficient shares present in person or by proxy to constitute a quorum or to approve the Proposal at the time of the Special Meeting, the meeting may be adjourned in order to permit further solicitation of proxies by the Company.

Only holders of record of our common stock at the close of business on December 16, 2009 are entitled to notice of, and to vote at, the Special Meeting or any adjournment of the meeting.

The Board of Directors of BNC Bancorp has approved the Proposal, and recommends that shareholders vote “FOR” approval of the Proposal.

A form of proxy is enclosed to enable you to vote your shares at the Special Meeting. You are urged, regardless of the number of shares you hold, to complete, sign, date and return the proxy promptly. A return envelope, which requires no postage if mailed in the United States, is enclosed for your convenience.

By Order of the Board of Directors,

W. Swope Montgomery, Jr.
President and Chief Executive Officer

High Point, North Carolina

December 29, 2009

1226 Eastchester Drive

High Point, NC 27262

(336) 869-9200

PROXY STATEMENT

We are furnishing this proxy statement to the shareholders of BNC Bancorp (the “Company”) in connection with the solicitation of proxies by the Company to be voted at the special meeting of shareholders, and at any adjournments thereof, to be held at the Company’s administrative office located at 1226 Eastchester Drive, High Point, North Carolina, on January 29, 2010, at 4:00 p.m. Eastern Time (the “Special Meeting”). We are first mailing this proxy statement and the accompanying proxy card to shareholders on or about December 31, 2009.

As used in this proxy statement, the terms “the Company,” “we,” “our” and “us” all refer to BNC Bancorp. The terms “you” and “your” refer to the shareholders of the Company.

Important Notice Regarding the Availability of Proxy Materials for the Shareholders Meeting to Be Held January 29, 2010. The Notice and Proxy Statement are also available at: http://www.cfpproxy.com/4861sm. You may access the above off-site website by going to www.bankofnc.com and clicking on the link.

ABOUT THE MEETING

What is the purpose of the Special Meeting?

The purpose of the Special Meeting is to seek shareholder approval to authorize the Company to issue shares of common stock in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635 (the “Proposal”).

Why is the Company submitting the Proposal to its shareholders?

Many of our competitors have been adversely affected by the current economic conditions affecting the economy of the United States, and the financial services industry in particular. We believe that attractive business opportunities may arise as a consequence of the market disruption caused by the current economic conditions and the Company’s strong performance, compared with many of its peers. For example, we may be able to take advantage of Federal Deposit Insurance Corporation (“FDIC”)-assisted transactions, which typically are acquisitions in which a failed bank is acquired by a successful bidder and the FDIC guarantees certain credit losses and operating expenses associated with defaults pursuant to a loss share agreement with the acquirer. We may also consider strategic acquisitions of distressed banks outside the FDIC-assisted program, opening branch offices in new markets or entering new lines of business.

Because of the extreme circumstances causing these types of opportunities, often the successful acquirer or market entrant must be ready to complete the acquisition or commit to the other business opportunity on very short notice. If such opportunities were to become available to the Company, the Company may require additional capital in order to recapitalize any acquired assets and pay the associated transaction costs, while safeguarding the Company’s capital position. Management believes that should an appropriate business opportunity present itself, the most cost-effective and flexible way to secure capital may be by way of one or more non-public offerings.

Our common stock is traded on the Nasdaq Capital Market under the symbol “BNCN.” As such, the Company is subject to the Nasdaq Marketplace Rules. Rule 5635 sets forth the circumstances under which shareholder approval is required prior to an issuance of securities in connection with: (i) the acquisition of the shares or assets of another company; (ii) equity-based compensation of officers, directors, employees or consultants; (iii) a change of control; and (iv) non-public offerings. This Rule 5635 effectively restricts the Company from issuing more than 1,468,280 shares of its common stock (20% of the outstanding common stock) in a non-public offering without first obtaining shareholder approval. Should the Company wish to issue more than 1,468,280 shares of its common stock in a non-public offering, then the need to obtain shareholder approval and the resultant delays, uncertainty as to the outcome, and public disclosure of the terms of the proposed transaction would be likely to prejudice the Company’s chances of securing the business opportunity.

Accordingly, in order to position the Company to be ready to raise sufficient capital in a timely and cost effective manner to take advantage of any attractive business opportunity that might arise as a consequence of the market disruption caused by current economic conditions, the Company is proactively seeking the necessary shareholder approval now.

If the Proposal is approved, will there be any restrictions on the issuance of common stock in non-public offerings?

As discussed in more detail under the Proposal, if the Proposal is approved, the following restrictions will apply:

(i)	not more than seven million shares of common stock may be issued in the aggregate;

(ii)	the aggregate dollar amount of the non-public offerings shall be no more than $46 million;

(iii)	the maximum discount at which the shares of common stock may be offered in any non-public offering shall be 15% below the average volume weighted average price of one share of common stock for the five days ending on the second business day prior to the expiration of the non-public offering; and

(iv)	the issuance of shares of common stock pursuant to one or more non-public offerings shall occur not later than the date of the Company’s 2010 annual meeting of shareholders.

What are the Company’s and the shareholders’ obligations with respect to the Proposal?

A vote in favor of the Proposal will not obligate any shareholder to purchase shares in connection with possible non-public offerings. Further, a vote in favor of the Proposal will not obligate the Company to pursue any sort of non-public or public offering. Failure to vote in favor of the Proposal, however, may prevent the Company from pursuing certain non-public offerings.

How would the issuance of additional shares of common stock in non-public offerings impact existing shareholders?

As discussed in more detail under the Proposal, the issuance of common stock in non-public offerings would result in dilution of existing shareholders, who do not have preemptive rights. Because a decision has not been made about the terms and conditions of any such offerings, the level of potential dilution cannot be determined at this time, however the Board of Directors does not intend to issue more than seven million shares of common stock. This proxy statement is not an offer to sell or the solicitation of an offer to buy shares of our common stock or any other securities.

Who is entitled to vote at the Special Meeting?

Only shareholders of record at the close of business on December 16, 2009 (the record date) are entitled to receive notice of and to participate in the Special Meeting, or any adjournment of the meeting.

What are the voting rights of the holders of our common stock?

Each outstanding share of our common stock is entitled to one vote on each matter to be voted upon at the Special Meeting.

Who can attend the Special Meeting?

All shareholders as of the record date, or their duly appointed proxies, may attend the Special Meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver’s license, military identification or passport. If you hold your shares in “street name” (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the record date, obtain a proxy form from your broker and check in at the registration desk at the meeting.

What constitutes a quorum?

The presence, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock on the record date constitutes a quorum, permitting the meeting, or any adjournment of the meeting, to take place. As of the record date, approximately 1,350 shareholders of record held 7,341,401 issued and outstanding shares of our common stock. Consequently, the presence of the holders of common stock representing at least 3,670,701 shares will be required to establish a quorum. Abstentions and broker non-votes will be counted for the purpose of determining a quorum.

If a quorum is not present or represented at the Special Meeting, the shareholders entitled to vote, whether present in person or represented by proxy, have the power to adjourn the meeting from time to time, without notice other than an announcement at the meeting, until a quorum is present or represented. Our directors, officers, and regular employees may solicit proxies for the reconvened meeting in person or by mail or telephone. At any reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally scheduled. In addition, we may decide to engage a proxy solicitation company to solicit proxies for a reconvened meeting.

How do I vote?

If you complete and properly sign the accompanying proxy card and return it to us, the individuals designated by the Board of Directors on the proxy card as proxy holders will vote your shares as you direct. If you are a holder of record as of the record date and attend the Special Meeting, you may deliver your completed proxy card in person. If you are a “street name” shareholder and wish to vote at the meeting, you will need to obtain a proxy form from the institution that holds your shares. Even if you plan to attend the meeting, we encourage you to vote in advance of the meeting by returning your proxy in the enclosed reply envelope so your vote will be counted if you later decide not to attend the meeting.

If you submit your proxy but do not specify how your shares are to be voted, the designated proxy holders will vote “FOR” the Proposal in accordance with the Board of Directors’ recommendation set forth below. With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

Can I change my vote after I return my proxy card?

Yes. Even if you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised at the Special Meeting by: (i) delivering to our corporate secretary a written notice at the address on the cover of this proxy statement bearing a date later than the proxy, stating that the proxy is revoked, (ii) signing and so delivering a proxy relating to the same shares and bearing a later date prior to the vote at the Special Meeting, or (iii) attending the Special Meeting and voting in person. Please note that your attendance at the meeting will not automatically revoke your proxy at the meeting. You must specifically revoke your proxy. Whether or not you plan to attend the Special Meeting, you are urged to vote, sign and return the enclosed proxy.

What vote is required to approve matters coming before the Special Meeting?

Approval of the Proposal and any other matters that properly come before the Special Meeting or any adjournment thereof require the affirmative vote of a majority of the total votes cast, based on the shares represented in person or by proxy and entitled to vote on each matter.

How will the Board of Directors and executive management vote?

Together, the Board of Directors and executive management of the Company control approximately 21.2% of the voting power. The Board recommends that shareholders vote “FOR” the Proposal; and the Board and executive management intend to vote their shares in favor of the Proposal. Your vote is very important and you should promptly return your proxy card.

How will abstentions and broker non-votes be counted?

Under certain circumstances, including the Proposal, banks and brokers are prohibited from exercising discretionary authority for beneficial owners who have not provided voting instructions to the bank or broker (a “broker non-vote”). Broker non-votes and abstentions will be counted for the purpose of determining if a quorum is present. Abstentions and broker non-votes will have no effect on the outcome of the vote on the Proposal or any other matters that may properly come before the Special Meeting or any adjournment thereof.

Our Board of Directors urges you to promptly vote by completing, dating and signing the accompanying proxy card and returning it in the enclosed postage-paid envelope, or, if you hold your stock in “street name” through a bank or broker, by contacting your bank or broker and following the voting instructions of your bank or broker.

Who bears the cost of this proxy statement and who may solicit proxies?

We will bear the cost of preparing, assembling and mailing this proxy statement and the form of proxy. Our directors, officers and employees may also solicit proxies personally or by mail or telephone. No additional compensation will be paid for these solicitations. In addition, we may request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward our proxy solicitation materials to the beneficial owners of our common stock held of record by these entities, and we will reimburse their reasonable forwarding expenses.

THE PROPOSAL

We are seeking shareholder approval to authorize the Company to issue shares of common stock in non-public offerings in accordance with Nasdaq Marketplace Rule 5635.

Background and Reasons for Requesting Shareholder Approval

Since 1996, the Company and its subsidiary, Bank of North Carolina (the “Bank”), have grown assets at a compounded annual rate of 28.5%, deposits at 28.4% and net loans at 27%. As of September 30, 2009, the Bank has 17 banking offices and is the 11th largest North Carolina domiciled bank by assets. This growth has been achieved through a combination of organic growth and strategic acquisitions, including the 2006 merger with Sterling South Bank & Trust Company.

Many financial institutions have been adversely affected by the current economic conditions affecting the global, U.S. and North Carolina economies. Dramatic declines in the housing market, with falling home prices, increasing foreclosures and unemployment, have resulted in significant write-downs of asset values by financial institutions, including government-sponsored entities and major commercial and investment banks. In 2009, a total of 133 financial institutions failed, and as of September 30, 2009, the FDIC reported an additional 552 institutions on its watchlist of troubled banks.

Notwithstanding the difficult current economic conditions, and unlike many of its peers and larger financial institutions, the Company and the Bank have both maintained “well-capitalized” status and remained profitable throughout the current financial crisis. As a consequence, we anticipate being presented with attractive growth opportunities in the coming months. For example, we may be able to take advantage of Federal Deposit Insurance Corporation (“FDIC”)-assisted transactions, which typically are acquisitions in which a failed bank is acquired by a successful bidder and the FDIC guarantees certain credit losses and operating expenses associated with defaults pursuant to a loss share agreement with the acquirer. We may also consider strategic acquisitions of distressed banks outside the FDIC-assisted program, opening branch offices in new markets or entering new lines of business.

If a suitable opportunity were presented to the Company, the Company may require to raise additional capital to recapitalize any acquired assets, pay for any associated transaction costs and safeguard the “well-capitalized” status of the Company and the Bank. The Company has filed a Registration Statement on Form S-1 with the SEC, in anticipation of conducting a public offering. However, given the recent turbulence of the public markets, the Board of Directors considers that it is in the best interests of the Company and its shareholders that the Company also have the ability to raise capital in one or more non-public offerings. Because of the exigent circumstances that prompt such opportunities, often the successful acquirer or market entrant must be ready to complete the acquisition or commit to the other business opportunity on very short notice. Non-public offerings can often be completed relatively quickly, with better pricing, contingent terms and less dilution to existing shareholders than a public offering. Management believes that should an appropriate business opportunity become available, the most cost-effective and flexible way to secure capital may be by way of a non-public offering, as opposed to a public offering.

Because the Company’s common stock is traded on the Nasdaq Capital Market, the Company is subject to the Nasdaq Marketplace Rules. Rule 5635 sets forth the circumstances under which shareholder approval is required prior to an issuance of securities in connection with: (i) the acquisition of the shares or assets of another company; (ii) equity-based compensation of officers, directors, employees or consultants; (iii) a change of control; and (iv) non-public offerings. This Rule 5635 effectively restricts the Company from issuing more than 1,468,280 shares of its common stock (20% of the outstanding common stock) in a non-public offering without first obtaining shareholder approval. This effectively restricts the Company from issuing more than 1,468,280 shares of its common stock in a non-public offering without first obtaining shareholder approval. Should the Company consider it necessary to issue more than 1,468,280 shares of its common stock in a non-public offering, then the need to obtain shareholder approval and the resultant delays, uncertainty as to outcome, and public disclosure of the terms of the proposed transaction may prejudice the Company’s ability to successfully bid on and close the transaction within the given time period.

Accordingly, in order to position the Company to be ready to raise sufficient capital in a timely and cost effective manner to take advantage of any attractive business opportunity that might arise as a consequence of the market disruption caused by current economic conditions, the Company is proactively seeking the necessary shareholder approval now. At this time, we have no firm plans to conduct a non-public offering.

Restrictions on the issuance of Common Stock in non-public offerings

Where a company has not previously obtained approval for a specific transaction, published interpretive Nasdaq guidance indicates that general authorizations will not be effective unless the proposal contains parameters specifying the maximum number of shares to be issued, the maximum dollar amount of the issuance, the maximum discount to market, and the duration of the shareholder approval. Accordingly, if the Proposal is approved, the following restrictions will apply to the issuance of any common stock pursuant to such approval:

(i)	not more than seven million shares of common stock may be issued in the aggregate;

(ii)	the aggregate dollar amount of the non-public offerings shall be no more than $46 million;

(iii)	the maximum discount at which the shares of common stock may be offered in any non-public offering shall be 15% below the average volume weighted average price of one share of common stock for the five days ending on the second business day prior to the expiration of the non-public offering; and

(iv)	the issuance of shares of common stock pursuant to one or more non-public offerings shall occur not later than the date of the Company’s 2010 annual meeting of shareholders.

No Obligation to Conduct any Stock Offering

Shareholder approval of the Proposal does not require us to conduct any stock offering. However, if shareholders approve the Proposal, we may sell shares of our common stock without receiving further shareholder approval, subject to the restrictions of the securities laws, North Carolina corporate laws and other restrictions imposed by the Nasdaq Marketplace Rules.

Principal Effects on Outstanding Common Stock

The issuance of shares of our common stock in a public or non-public stock offering would dilute, and thereby reduce, each existing shareholder’s proportionate ownership in our shares of common stock. The Board of Directors has not yet determined the terms and conditions of any non-public stock offerings. As a result, the level of potential dilution cannot be determined at this time, but as discussed above, the Company may not issue more than seven million shares of common stock in the aggregate. The issuance of shares at less than the then-existing market price may reduce the price per share of shares held by existing shareholders who do not purchase shares in the stock offering. It is anticipated that if we conduct a non-public stock offering, some of the shares we sell will be to one or more investors such that those investors could acquire a large block of our common stock. This would concentrate voting power in the hands of a few shareholders who could exercise greater influence on our operations or the outcome of matters put to a vote of shareholders in the future. Although we do not anticipate the issuance of common stock pursuant to the Proposal will result in a “change in control” (as used in Nasdaq Marketplace Rule 5625), in the event it does, shareholder approval of the Proposal will also constitute approval of any change of control for the purposes of Nasdaq Marketplace Rule 5635 and no additional shareholder approval will be required.

We cannot determine what the actual net proceeds from the sale of the shares of common stock in any one or more non-public offerings will be until any such stock offerings are completed, but as discussed above, the aggregate dollar amount of the non-public offerings shall be no more than $46 million. If one or more non-public offering are completed, the net proceeds retained by the Company will used to fund any business opportunities, be invested in the Bank and used for general corporate purposes. We currently have no arrangements or understandings regarding any specific transaction with investors, so we cannot predict whether we will be successful should we seek to raise capital from any non-public stock offerings.

Vote Requirement

Approval of the Proposal requires the affirmative vote of a majority of the total votes cast of the shares represented in person or by proxy and entitled to vote on the Proposal.

Effect of Failure to Approve the Proposal

If our shareholders do not approve the Proposal, we will not have the flexibility to negotiate non-public offerings above certain amounts. In certain transactions, additional capital may not be required unless the transaction is completed. With the ability to sell shares in excess of the Nasdaq Marketplace rule, we can negotiate “contingent” capital which becomes available only when needed to undertake a specific transaction or endeavor. Public markets do not afford the Company this flexibility; thus, the Company may not be able to take advantage of time-sensitive opportunities.

Interests of Directors and Executive Officers

The Company’s directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of the Company’s common stock.

Recommendation

The Board of Directors recommends that you vote “FOR” approval to authorize the Company to issue shares of common stock in one or more non-public offerings in accordance with Nasdaq Marketplace Rule 5635, and upon such terms as the Board of Directors shall deem to be in the best interests of the Company, provided that (i) not more than seven million shares of common stock may be issued in the aggregate; (ii) the aggregate dollar amount of the non-public offerings shall be no more than $46 million; (iii) the maximum discount at which the shares of common stock may be offered in any non-public offering shall be 15% below the average volume weighted average price of one share of common stock for the five days ending on the second business day prior to the expiration of the non-public offering; and (iv) the issuance of shares of common stock pursuant to one or more non-public offerings shall occur not later than the date of the Company’s 2010 annual meeting of shareholders.

SECURITY OWNERSHIP OF DIRECTORS, EXECUTIVE OFFICERS

AND CERTAIN BENEFICIAL OWNERS

Who are the largest owners of our stock?

Based on information provided to the Company, the following table sets forth certain information known to us regarding the beneficial ownership of our common stock as of the record date. Information is presented for each shareholder who was the beneficial owner of more than five percent (5%) of our outstanding common stock.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Class[2]

Lenin J. Peters, M.D. 507 Lindsay Street High Point, NC 27262	619,952	8.44%

(1)

Voting and investment power are not shared unless otherwise indicated. Also, unless otherwise noted, all shares are owned directly or indirectly by the named individuals, by their spouses and minor children, or by other entities controlled by the named individuals.

(2)

Based upon a total of 7,341,401 shares of common stock outstanding at the record date, plus the number of shares that each individual has the right to purchase under the Company’s Stock Option Plan for Non-Employees/Directors.

How much stock do our directors and executive officers own?

Based on information provided to the Company, the following table shows, as of the record date, the number of shares of our common stock beneficially owned (unless otherwise indicated) by: (i) each of our directors and each of our executive officers, individually; and (ii) all of our directors and executive officers, as a group. Except as otherwise specified in the notes to the following table, each of the shareholders named in the table has indicated to us that the shareholder has sole voting and investment power with respect to all shares of our common stock reflected as being beneficially owned by that shareholder.

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)

Larry L. Callahan 2551 Renn Road Kernersville, NC 27284	18,952	(3)	0.26%

Name and Address	Amount and Nature of Beneficial Ownership(1)		Percentage of Class(2)

Richard D. Callicutt II 4244 Rockbridge Road High Point, NC 27262	78,054	(4)	1.06%

Joseph M. Coltrane, Jr. 6001 Knightbridges Court Kernersville, NC 27284	40,251	(5)	0.55%

W. Swope Montgomery, Jr. 4831 Worchester Place Jamestown, NC 27282	144,040	(6)	1.95%

Lenin J. Peters, M.D. 507 Lindsay Street High Point, NC 27262	619,584		8.44%

Thomas R. Smith, CPA 309 Balsam Drive Lexington, NC 27292	85,883	(7)	1.17%

David B. Spencer 7420 Foxchase Drive Trinity, NC 27370	191,557	(8)	2.60%

Robert A. Team, Jr. 102 Acacia Circle Lexington, NC 27292	28,958		0.39%

D. Vann Williford 4455 Fair Oaks Lane High Point, NC 27265	71,222	(9)	0.97%

Richard F. Wood 701 Florham Drive High Point, NC 27262	27,398	(10)	0.37%

Thomas R. Sloan 1806 Golden Gate Drive Greensboro, NC 27405	152,284	(11)	2.07%

Charles T. Hagan III 305 Meadowbrook Terrace Greensboro, NC 27408	41,614	(12)	0.57%

Randall R. Kaplan 302 Kemp Road West Greensboro, NC 27410	81,677	(13)	1.11%

All directors and executive officers as a group (13 persons)	1,581,473	14)	21.17%

(1)

Voting and investment power is not shared unless otherwise indicated. Unless otherwise noted all shares are owned directly or indirectly by the named individuals, by their spouses or minor children, or by other entities controlled by the named individuals.

(2)

Based upon a total of 7,341 ,401 shares of the common stock outstanding at the record date, plus the number of shares that such individual has the right to purchase under the Company’s Stock Option Plan for Non-Employees/Directors and the Company’s Stock Option Plan for Key Employees.

(3)	Includes 1,513 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employee/Directors.
(4)	Includes 16,500 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Key Employees.
(5)	Includes 1,513 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employee/Directors.
(6)	Includes 45,375 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Key Employees.
(7)	Includes 3,025 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employee/Directors.
(8)

Includes 26,125 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Key Employees, and 110,590 shares held by the Company’s Rabbi Trust over which Mr. Spencer, as trustee, has voting power.

(9)	Includes 4,538 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employee/Directors.
(10)

Includes 3,025 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employee/Directors and the Company’s Stock Option Plan for Key Employees.

(11)

Includes 7,324 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employee/Directors and the Company’s Stock Option Plan for Key Employees.

(12)

Includes 7,324 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employee/Directors and the Company’s Stock Option Plan for Key Employees.

(13)

Includes 12,760 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employee/Directors and the Company’s Stock Option Plan for Key Employees.

(14)

Includes 129,022 shares underlying options that have vested or are exercisable within 60 days under the Company’s Stock Option Plan for Non-Employees/Directors and the Company’s Stock Option Plan for Key Employees.

SHAREHOLDER PROPOSALS FOR 2010 ANNUAL MEETING

If you would like to have a proposal considered for inclusion in the proxy statement for the 2010 annual meeting, we must have received your written proposal at the address on the cover of this proxy statement, attention Corporate Secretary, no later than December 21, 2009. Each shareholder submitting proposals for inclusion in the proxy statement must comply with the proxy rules under the Securities Exchange Act of 1934, as amended, including without limitation being the holder of at least $2,000 in market value, or 1%, of the securities entitled to be voted on the proposal at the annual meeting for at least one year by the date the shareholder submits the proposal and continue to hold those securities through the date of the 2010 annual meeting.

In the alternative, a shareholder may commence his or her own proxy solicitation and present a proposal from the floor at the 2010 Annual Meeting of Shareholders of the Company. In order to do so, the shareholder must notify the corporate secretary in writing, at the Company’s principal executive office no later than February 17, 2010. If the corporate secretary is not notified of the stockholder’s proposal by March 16, 2010, the Board of Directors may vote on the proposal pursuant to the discretionary authority granted by the proxies solicited by the Board of Directors for the 2010 annual meeting.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements contained in this proxy statement constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and are including this statement for purposes of invoking these safe harbor provisions. You can identify these statements from our use of the words “plan,” “forecast,” “estimate,” “project,” “believe,” “intend,” “anticipate,” “expect,” “target,” “is likely,” “will,” and similar expressions. These forward-looking statements may include, among other things:

•	statements and assumptions relating to financial performance;

•	statements relating to the anticipated effects on results of operations or financial condition from recent or future developments or events;

•	statements relating to our capital raising activities, business and growth strategies and our regulatory capital levels; and

•	any other statements, projections or assumptions that are not historical facts.

Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause our actual results, performance or achievements, or industry results, to differ materially from our expectations of future results, performance or achievements expressed or implied by these forward-looking statements. In addition, our past results of operations do not necessarily indicate our future results. We discuss these and other uncertainties in the “Risk Factors” sections of our amended Registration Statement on Form S-1 filed with the Securities and Exchange Commission (“SEC”) on November 5, 2009, and our Annual Report on Form 10-K for the year ended December 31, 2008, as well as in any future filings we may make from time to time. For information on these documents and how to obtain a copy, please see “Where You Can Find More Information” in this proxy statement. We undertake no obligation to update publicly any of these statements in light of future events.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC also maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC. The internet address of the SEC’s website is www.sec.gov. Such reports and other information concerning the Company can also be retrieved by accessing our website (www.bankofnc.com). Information on our website is not part of this proxy statement.

We will provide each person to whom this proxy statement is delivered, including any beneficial owner of our shares, a copy of any document we file with the SEC, upon written or oral request at no cost, by writing or telephoning us at the address set forth below.

BNC Bancorp

Attention: Corporate Secretary

1226 Eastchester Drive

High Point, North Carolina 27265

(336) 869-9200

You may also view and print these reports and documents on the Investor Relations page of our website at www.bankofnc.com by clicking on “Investor Relations,” under “SEC Filings.”

By Order of the Board of Directors,

W. Swope Montgomery, Jr.
President and Chief Executive Officer

High Point, North Carolina

December 29, 2009

☒	PLEASE MARK VOTES AS IN THIS EXAMPLE	REVOCABLE PROXY BNC BANCORP

				For	Against	Abstain
SPECIAL MEETING OF SHAREHOLDERS JANUARY 29, 2010 4:00 P.M. The undersigned shareholder of BNC Bancorp, a North Carolina corporation (the “Company”), hereby constitutes and appoints Thomas R. Smith, CPA, and W. Swope Montgomery, Jr., or any of them, attorneys and proxies with full power of substitution, to act and vote on behalf of the undersigned at the Annual Meeting of Shareholders of BNC Bancorp to be held at the Company’s administrative offices, 1226 Eastchester Drive, High Point, North Carolina, at 4:00 p.m., local time, and any adjournment or postponement thereof, as follows:		1.	Approval to authorize the Company to issue shares of common stock in one or more non-public offerings in accordance with Nasdaq Market Place Rule 5635.	☐	☐	☐
			THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE PROPOSAL.

If a proxy is returned and no instructions are given, the proxy will be voted for the proposal. If any other business that falls within the purposes set forth in the Notice of Special Meeting is presented at the Special Meeting, this proxy shall be voted in accordance with the proxy committee’s best judgment.

Please be sure to date and sign this proxy card in the box below.	Date

Sign above

¿	Detach above card, sign, date and mail in postage paid envelope provided.	¿

BNC BANCORP

The above signed acknowledges receipt from the Company, prior to the election of this Proxy, of a Notice of Special Meeting and a Proxy Statement dated December 29, 2009.

Please sign exactly as your name appears herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign, but only one signature is required.

PLEASE ACT PROMPTLY

SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

PROXY MATERIALS ARE
AVAILABLE ON-LINE AT:
http://www.cfpproxy.com/4861sm

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